COLUMBIA FUNDS SERIES TRUST

Columbia Total Return Bond Fund

(the “Fund”)

Supplement dated September 14, 2007

to Prospectuses dated August 1, 2007

Effective immediately, the prospectuses for all share classes of the Fund are hereby supplemented by changing the description of the Fund’s principal investment strategies to indicate the following:

The Fund may invest up to 20% of total assets in below investment grade securities. The Fund also may invest up to 20% of total assets in non-U.S. dollar denominated foreign debt securities.